REVISED 3 / 12 / 99

ADVANTA AUTO FINANCE CORPORATION
ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
MONTHLY SERVICING REPORT
DISTRIBUTION DATE OF 03/15/99
COLLECTION PERIOD ENDING 02/28/99


A.                  Original Deal Parameter Inputs
------------------------------------------------------------------------------------------------------------------------------------
(A)                 Closing Date of the Transaction                                                                        06/29/98
(B)                 Initial Pool Balance                                                                             $73,849,641.82
(C)                 Initial Class A-1 Note Balance                                                                   $41,000,000.00
(D)                 Initial Class A-2 Note Balance                                                                   $16,602,000.00
(E)                 Initial Certificate Balance                                                                      $16,247,641.82
(G)                 Class A-1 Interest Rate                                                                                   5.90%
(H)                 Class A-2 Interest Rate                                                                                   6.09%
(I)                 Pass-Through Rate                                                                                         6.09%
(J)                 Servicing Fee Rate                                                                                        2.50%
(K)                 Security Insurer's Premium                                                                                0.45%
(L)                 Trust Collateral Agent Rate                                                                               0.02%
(M)                 Original Weighted Average Coupon (WAC)                                                                   19.86%
(N)                 Original Weighted Average Remaining Term (WAM)                                                            49.30
(O)                 Number of Contracts                                                                                       6,311
(P)                 Spread Account
                    (i)     Spread Account Initial Deposit Percentage                                                         2.00%
                    (ii)    Spread Account Initial Deposit in Cash                                                    $1,476,992.84

B.                  Inputs from Previous Monthly Servicer Reports
------------------------------------------------------------------------------------------------------------------------------------
(A)                 Trust Receivables
                    (i)     Pool Balance                                                                             $58,223,328.60
                    (ii)    Pool Factor                                                                                   0.7884037
(B)                 Class A-1 Notes
                    (i)     Pool Balance                                                                             $28,811,475.69
                    (ii)    Pool Factor                                                                                   0.7027189
(C)                 Class A-2 Notes
                    (i)     Pool Balance                                                                             $16,602,000.00
                    (ii)    Pool Factor                                                                                   1.0000000
(D)                 Certificates
                    (i)     Pool Balance                                                                             $15,300,810.83
                    (ii)    Pool Factor                                                                                   0.9417250
(E)                 Carryover Shortfall
                    (i)     Class A-1 Interest Carryover Shortfall                                                            $0.00
                    (ii)    Class A-1 Principal Carryover Shortfall                                                           $0.00
                    (iii)   Class A-2 Interest Carryover Shortfall                                                            $0.00
                    (iv)    Class A-2 Principal Carryover Shortfall                                                           $0.00
                    (v)     Certificate Interest Carryover Shortfall                                                     $77,651.61
                    (vi)    Certificate Principal Carryover Shortfall                                                 $2,490,957.92
(F)                 Spread Account Balance                                                                            $5,186,582.69
(G)                 Unpaid Balance of Prior Draws Owed to Surety Provider                                                     $0.00
(H)                 Delinquency Ratio Test
                    (i)     Second Preceding Monthly Period                                                                   8.82%
                    (ii)    Preceding Monthly Period                                                                          8.72%
(I)                 Default Rate Test
                    (i)     Second Preceding Monthly Period                                                                  23.02%
                    (ii)    Preceding Monthly Period                                                                         24.26%
(J)                 Net Loss Rate Test
                    (i)     Second Preceding Monthly Period                                                                  13.57%
                    (ii)    Preceding Monthly Period                                                                         16.27%
(K)                 Weighted Average Coupon of Remaining Portfolio (WAC)                                                     19.86%
(L)                 Weighted Average Remaining Term of Remaining Portfolio (WAM)                                              38.24
(M)                 Number of Contracts                                                                                       5,625
(N)                 Security Insurer's Premium Supplement Balance                                                             $0.00

REVISED 3 / 12 / 99

ADVANTA AUTO FINANCE CORPORATION
ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
MONTHLY SERVICING REPORT
DISTRIBUTION DATE OF 03/15/99
COLLECTION PERIOD ENDING 02/28/99


C.                  Inputs from the System
------------------------------------------------------------------------------------------------------------------------------------
(A)                 Trust Receivables
                    (i)     Principal Payments Received                                                               $1,371,608.72
                    (ii)    Interest Payments Received                                                                  $924,377.87
                    (v)     Cram Down Losses                                                                              $4,148.89
                    (vi)    Late Fees                                                                                     $7,321.76
                    (vii)   Mandatory Redemption                                                                              $0.00
                    (viii)  Other Fees                                                                                    $5,573.30
                    (ix)    Other  Funds Collected                                                                         1,613.48
(B)                 Liquidated Receivables
                    (i)     Principal Balance of Liquidated Receivables                                                  824,702.41
                    (ii)    Interest Due and Unpaid on the Liquidated Receivables                                              0.00
                    (iii)   Number of Liquidated Receivables                                                                    116
(D)                 Liquidation Proceeds
                    (i)     Allocated to Interest                                                                       ($93,582.92)
                    (ii)    Allocated to Principal                                                                      $505,863.54
                    (iii)   Allocated to Fees                                                                            $22,329.85
(G)                 Recoveries
                    (i)     Allocated to Principal and Interest                                                         $131,211.56
                    (ii)    Allocated to Fees                                                                             $9,011.63
(H)                 Purchased Receivables
                    (i)     Principal Portion of the Purchase Amount                                                          $0.00
                    (ii)    Interest Portion of the Purchase Amount                                                           $0.00
                    (iii)   Number of Purchased Receivables                                                                       0
(I)                 Adjustment to Prior Month Certificate                                                                     $0.00
(L)                 Fixed Rate Interest Accrual Period                                                                           30
(M)                 Weighted Average Coupon of Remaining Portfolio (WAC)                                                     19.86%
(N)                 Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                          37.46
(O)                 Remaining Number of Contracts                                                                             5,450
(P)                 Defaulted Receivables
                    (i)     Principal Amount of Defaulted Receivables                                                   $741,302.06
                    (ii)    Number of Defaulted Receivables                                                                      69
(Q)                 31 Days or More Delinquent Purchased Receivables                                                          $0.00
(R)                 Delinquent Receivables                                                   Contracts                       Amount
                                                                                        --------------------------------------------
                    (i)     30-59 Days Delinquent                                                  301                $3,320,635.30
                    (ii)    60-89 Days Delinquent                                                   76                  $841,956.29
                    (iii)   90 Days or More Delinquent                                               0                        $0.00
(S)                 Owner Trustee Fee not Paid by Servicer                                                                  $208.33
(T)                 Occurrence of an Event of Default                                                                            NO
(U)                 Occurrence of an Insurance Event of Default                                                                  NO
(V)                 Principal Balance of Loans Extended During the Period                                               $563,979.04
(W)                 Number of Accounts Extended During the Period                                                                51

REVISED 3 / 12 / 99

ADVANTA AUTO FINANCE CORPORATION
ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
MONTHLY SERVICING REPORT
DISTRIBUTION DATE OF 03/15/99
COLLECTION PERIOD ENDING 02/28/99

I.                  Total Distribution Amount
------------------------------------------------------------------------------------------------------------------------------------
(A)                 Regular Principal Distribution Amount                                                             $2,706,323.56
(B)                 Realized Losses                                                                                     $828,851.30
(C)                 Interest Distribution Amount                                                                        $962,006.51
(D)                 Fees Collected                                                                                       $45,850.02
(E)                 Investment Earnings on Collection Account                                                             $6,255.00
(F)                 Total Distribution Amount                                                                         $2,891,583.79

II.                 Draw on Credit Enhancements
------------------------------------------------------------------------------------------------------------------------------------
(A)                 Withdrawals from Spread Account                                                                           $0.00
(B)                 Draw on the Insurance Policy                                                                              $0.00
(C)                 Total Draw on Credit Enhancement                                                                          $0.00

III.                Monthly Distributions & Direction to Trustee
------------------------------------------------------------------------------------------------------------------------------------
(A)                 Servicing Fees                                                                                      $171,790.14
                            Base Servicing Fee                                             $121,298.60
                            Supplemental Servicing Fee                                      $50,491.54
(B)                 Fees Paid to Trust Collateral Agent                                                                     $970.39
(C)                 Fees Paid to Owner Trustee                                                                              $208.33
(D)                 Class A-1 Interest Distributable Amount                                                             $141,656.42
(E)                 Class A-2 Interest Distributable Amount                                                              $84,255.15
(F)                 Class A-1 Monthly Principal Distributable Amount                                                  $2,110,932.38
(G)                 Class A-2 Monthly Principal Distributable Amount                                                          $0.00
(H)                 Certificateholders' Interest Distributable Amount                                                         $0.00
(I)                 Certificateholders' Principal Distributable Amount                                                        $0.00
(J)                 Monthly Security Insurer's Premium                                                                   $16,238.45
(K)                 Monthly Security Insurer's Premium Supplement                                                             $0.00
(M)                 Unreimbursed prior draws on the Insurance Policy                                                          $0.00
(N)                 Deposits into the Spread Account                                                                    $365,532.53
(O)                 Withdrawls from the Spread Account                                                                        $0.00
(P)                 All remaining amount to the Collateral Agent                                                              $0.00



IV.                 Carryover Shortfall Accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        BOP                          EOP
(A)                 Class A-1 Interest Carryover Shortfall                                       $0.00                        $0.00
(B)                 Class A-1 Principal Carryover Shortfall                                      $0.00                        $0.00
(C)                 Class A-2 Interest Carryover Shortfall                                       $0.00                        $0.00
(D)                 Class A-2 Principal Carryover Shortfall                                      $0.00                        $0.00
(E)                 Certificate Interest Carryover Shortfall                                $77,651.61                  $155,697.31
(F)                 Certificate Principal Carryover Shortfall                            $2,490,957.92                $3,086,349.10

V.                  Pool Balance and Portfolio Information
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        BOP                          EOP
(A)                 Pool Balance                                                        $58,223,328.60               $55,517,005.04
(B)                 Pool Factor                                                              0.7884037                    0.7517573
(E)                 Balance of the Class A-1 Notes                                      $28,811,475.69               $26,700,543.31
(F)                 Note Pool Factor of Class A-1 Notes                                      0.7027189                    0.6512328
(G)                 Balance of the Class A-2 Notes                                      $16,602,000.00               $16,602,000.00
(H)                 Note Pool Factor of Class A-2 Notes                                      1.0000000                    1.0000000
(I)                 Certificate Balance                                                 $15,300,810.83               $15,300,810.83
(J)                 Certificate Pool Factor                                                  0.9417250                    0.9417250

                    Wilmington Trust fee of $2,500 annually-Owner Trustee

REVISED 3 / 12 / 99

ADVANTA AUTO FINANCE CORPORATION
ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
MONTHLY SERVICING REPORT
DISTRIBUTION DATE OF 03/15/99
COLLECTION PERIOD ENDING 02/28/99

VI.                 Spread Account Information
------------------------------------------------------------------------------------------------------------------------------------
(A)                 Beginning Balance                                                                                 $5,186,582.69
(B)                 Required Spread Account Balance (Requisite Amount)                                                $7,772,380.71
(C)                 Deposit into Spread Account                                                                         $365,532.53
(D)                 Investment Earnings on Spread Account                                                                $17,235.23
(E)                 Spread Account Released to Collection Account                                                             $0.00
(F)                 Spread Account Released to Depositor                                                                      $0.00
(G)                 Ending Balance                                                                                    $5,569,350.45

VII.                Unreimbursed Draws on the Insurance Policy
------------------------------------------------------------------------------------------------------------------------------------
(A)                 Beginning Balance                                                                                         $0.00
(B)                 Reimbursement of Prior Draws                                                                              $0.00
(C)                 Current Unpaid Insurance Premium                                                                          $0.00
(D)                 Additional Draws on the Insurance Policy                                                                  $0.00
(E)                 Ending Balance                                                                                            $0.00

VIII.               Monthly Security Insurer's Premium Supplement
------------------------------------------------------------------------------------------------------------------------------------
(A)                 Beginning Balance                                                                                         $0.00
(B)                 Monthly Security Insurer's Premium Supplement Accrued                                                $27,064.09
(C)                 Monthly Security Insurer's Premium Supplement Paid                                                        $0.00
(D)                 Ending Balance                                                                                       $27,064.09

IX.                 Portfolio Performance Tests
------------------------------------------------------------------------------------------------------------------------------------
(A)                 Delinquency Ratio
                    (i)     Second Preceding Monthly Period                                                                   8.82%
                    (ii)    Preceding Monthly Period                                                                          8.72%
                    (iii)   Current Monthly Period                                                                            7.50%
                    (iv)    3 Month Rolling Average                                                                           8.35%
                    (v)     Delinquency Trigger Indicator (11%) (13% INS)                                                        NO
(B)                 Default Rate
                    (i)     Second Preceding Monthly Period                                                                  23.02%
                    (ii)    Preceding Monthly Period                                                                         24.26%
                    (iii)   Current Monthly Period                                                                           15.64%
                    (iv)    3 Month Rolling Average                                                                          20.97%
                    (v)     Default Trigger Indicator  (23.5%) (30.5% INS)                                                       NO
(C)                 Net Loss Rate
                    (i)     Second Preceding Monthly Period                                                                  13.57%
                    (ii)    Preceding Monthly Period                                                                         16.27%
                    (iii)   Current Monthly Period                                                                           14.72%
                    (iv)    3 Month Rolling Average                                                                          14.85%
                    (v)     Net Loss Trigger Indicator (12.5%) (16.5% INS)                                                      YES
(D)                 Trigger Event as of prior Determination Date cured as of this
                    Determination Date                                                                                           NO

X.                  Other Information
------------------------------------------------------------------------------------------------------------------------------------
(A)                 Servicing Fee due but unpaid                                                                              $0.00
(B)                 Aggregate Realized Losses for the second Preceding Period                                                 $0.00
(C)                 Deficiency Claim determined                                                                                  NO
(D)                 Listing of Warranty Receivables and Administrative Receivables                                              N/A
(E)                 Listing of Receivables which became Liquidated Receivables                                 under separate cover
(F)                 Listing of Receivables which Paid in Full                                                  under separate cover




DATE: 03/12/99
NUVELL FINANCIAL SERVICES, AS SUBSERVICER



/s/ Teresa Lamb    VP
---------------------------------------------------------------------------
OFFICER           TITLE

ADVANTA AUTO FINANCE CORPORATION
ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
MONTHLY SERVICING REPORT
DISTRIBUTION DATE OF 03/15/99
COLLECTION PERIOD ENDING 02/28/99


Distribution Date                                                                                                          02/15/99
(1)          The amount of the distribution allocable to interest on the Class A-1 Notes
             (Per $1,000 of initial principal amount of Class A-1 Notes):                                                     $3.46

(2)          The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-1 Notes
             (Per $1,000 of initial principal amount of Class A-1 Notes):                                                     $0.00

(3)          The amount of the distribution allocable to interest on the Class A-2 Notes
             (Per $1,000 of initial principal amount of Class A-2 Notes):                                                     $5.08

(4)          The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-2 Notes
             (Per $1,000 of initial principal amount of Class A-2 Notes):                                                     $0.00

(5)          The amount of the distribution allocable to principal of the Class A-1 Notes
             (Per $1,000 of initial principal amount of Class A-1 Notes):                                                    $51.49

(6)          The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-1 Notes
             (Per $1,000 of initial principal amount of Class A-1 Notes):                                                     $0.00

(7)          The amount of the distribution allocable to principal of the Class A-2 Notes
             (Per $1,000 of initial principal amount of Class A-2 Notes):                                                     $0.00

(8)          The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-2 Notes
             (Per $1,000 of initial principal amount of Class A-2 Notes):                                                     $0.00

(9)          The amount of the distribution allocable to interest on the Certificates
             (Per $1,000 of initial principal amount of Certificates):                                                        $0.00

(10)         The amount of the Certificateholders' Interest Carryover Shortfall
             (Per $1,000 of initial principal amount of Certificates):                                                       $10.18

(11)         The amount of the distribution allocable to principal of the Certificates
             (Per $1,000 of initial principal amount of Certificates):                                                        $0.00

(12)         The amount of the Certificateholders' Principal Carryover Shortfall
             (Per $1,000 of initial principal amount of Certificates):                                                      $201.71

(13)         The amount, if any, of the distribution payable pursuant to a claim under the Policy
             (Per $1,000 of initial principal amount of Notes & Certificates):                                                $0.00

(14)         The aggregate outstanding principal balance of Class A-1 Notes after giving effect to all
             payments reported under (3) above on such date:                                                         $26,700,543.31

(15)         The aggregate outstanding principal balance of Class A-2 Notes after giving effect to all
             payments reported under (4) above on such date:                                                         $16,602,000.00

(16)         The aggregate outstanding principal balance of Certificates after giving effect to all
             payments reported under (6) above on such date:                                                         $15,300,810.83

(17)         The Note Pool Factor for the Class A-1 Notes after giving effect to all payments reported
             under (3) above on such date:                                                                                    $0.65

(18)         The Note Pool Factor for the Class A-2 Notes after giving effect to all payments reported
             under (4) above on such date:                                                                                    $1.00

(19)         The Certificates Pool Factor for the Certificates after giving effect to all payments reported
             under (6) above on such date:                                                                                0.9417250

(20)         The Pool Balance as of the close of business on the last day of the related Collection Period:          $55,517,005.04

(21)         The Pool Factor as of the close of business on the last day of the related Collection Period:                0.7517573


(22)         The amount of the Servicing Fee and the amount of any fees paid to the Owner Trustee
             or the Indenture Trustee from monies on deposit in the Collection Account:                                 $171,998.47

ADVANTA AUTO FINANCE CORPORATION
ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
MONTHLY SERVICING REPORT
DISTRIBUTION DATE OF 03/15/99
COLLECTION PERIOD ENDING 02/28/99


(23)         The amount of the Servicing Fee paid and/or due but unpaid
             (Per $1,000 of initial Pool Balance):                                                                            $2.33

(24)         The amount of any deposit to the Spread Account:                                                           $365,532.53

(25)         The amount and application of any funds withdrawn from the Spread Account:                                       $0.00

(26)         The amount on deposit in the Spread account (Cash & Receivables) after giving effect
             to all distributions to and withdrawals from the Spread Account on such date:                            $5,569,350.45

(27)         The amount of aggregate Realized Losses, if any, for the related Collection Period:                        $828,851.30

(28)         The amount of Cram Down Losses, if any, for the related Collection Period:                                   $4,148.89

(29)         The aggregate principal balance of all Receivables that became Liquidated Receivables
             during the related Collection Period:                                                                      $824,702.41

(30)         The aggregate principal balance of all Receivables that became Purchased Receivables
             during the related Collection Period:                                                                            $0.00

(31)         The aggregate Purchase Amounts for Receivables, if any, that were purchased during or with
             respect to such Collection Period:                                                                               $0.00

(32)         The aggregate principal balance of Receivables that are 31 to 59 days delinquent:                        $3,320,635.30

(33)         The aggregate principal balance of Receivables that are 60 to 89 days delinquent:                          $841,956.29

(34)         The aggregate principal balance of Receivables that are 90 days or more delinquent:                              $0.00

(35)         The Class A-1 Notes Interest Carryover Shortfall Balance, if any, after giving effect to payments
             on such Distribution Date:                                                                                       $0.00

(36)         Change in the Class A-1 Notes Interest Carryover Shortfall  Balance, if any, after giving effect
             to payment on such Distribution Date:                                                                            $0.00

(37)         The Class A-1 Notes Principal Carryover Shortfall Balance, if any, after giving effect to payments
             on such Distribution Date:                                                                                       $0.00

(38)         Change in the Class A-1 Notes Principal Carryover Shortfall  Balance, if any, after giving effect
             to payment on such Distribution Date:                                                                            $0.00

(39)         The Class A-2 Notes Interest Carryover Shortfall Balance, if any, after giving effect to payments
             on such Distribution Date:                                                                                       $0.00

(40)         Change in the Class A-2 Notes Interest Carryover Shortfall  Balance, if any, after giving effect
             to payment on such Distribution Date:                                                                            $0.00

(41)         The Class A-2 Notes Principal Carryover Shortfall Balance, if any, after giving effect to payments
             on such Distribution Date:                                                                                       $0.00

(42)         Change in the Class A-2 Notes Principal Carryover Shortfall  Balance, if any, after giving effect
             to payment on such Distribution Date:                                                                            $0.00

(43)         The Certificates Interest Carryover Shortfall Balance, if any, after giving effect to payments
             on such Distribution Date:                                                                                 $155,697.31

(44)         Change in the Certificates Interest Carryover Shortfall  Balance, if any, after giving effect
             to payment on such Distribution Date:                                                                      ($78,045.70)

(45)         The Certificates Principal Carryover Shortfall Balance, if any, after giving effect to payments
             on such Distribution Date:                                                                               $3,086,349.10

(46)         Change in the Certificates Principal Carryover Shortfall  Balance, if any, after giving effect
             to payment on such Distribution Date:                                                                     ($595,391.18)